Exhibit 99.2

Advent Software, Inc. Second Quarter 2007 Earnings Highlights July 25, 2007 Advent Investor Relations Contact: InvestorRelations@advent.com © Advent Software, Inc. 2006 All rights reserved. 1

Forward-Looking Statements The forward looking statements included in this presentation, which reflect management's best judgment based on factors currently known, involve risks and uncertainties, and our actual results may differ materially from those discussed here. These risks and uncertainties include potential fluctuations in results and future growth rates, the successful development and market acceptance of new products and product enhancements, continued uncertainties and fluctuations in the financial markets, and other risks 2 © Advent Software, Inc. 2006 All rights reserved.detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2006 annual report on Form 10-K/A. The company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Financial Highlights for Q2 2007 Operating Results Revenue at $52.4M, 18% growth year over year (YoY) Term License, Maintenance & Other Recurring 80% of Total Revenue Income from Operations (GAAP) $3.0M or 6% of revenue Includes $3.6M stock compensation and $0.8M Amortization These items represent 8% of Revenue Recorded $3.9M of other income, which included a $3.7M gain on sale of two equity investments, including our stake in LatentZero Net Income (GAAP) $5.1M; Diluted EPS $0.18 Term Bookings $17.0M, up 3 © Advent Software, Inc. 2006 All rights reserved.32% YoY Operating Cash Flow $12.0M, down 1% YoY Balance Sheet Deferred Revenue $95.7M, up $4.6M from Q1’07 and up $22.2M YoY Cash & equivalents of $34.1M Drew down $25M against line of credit

Highlights for Q2 2007 Launched Moxy 6.0 Added 87 new customers Sold 15 Geneva & 21 APX contracts, including migrations 90% perpetual maintenance renewal rate 80% of total revenues coming from recurring sources 1.7M shares were repurchased for $61M, completing share repurchase program Average price of $35.01 Investment to support growth, added 19 full time positions during the quarter, 16 in product development © Advent Software, Inc. 2006 All rights reserved. 4

Quarterly Revenue Trend ($M) Consistent revenue growth from large, diverse client base with high retention rate and transitioning to term model “G” represents Guidance provided 7/25/07 $44 $44 $46 $50 $48 $52 $52- $54 $0 $10 $20 $30 $40 $50 $60 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07G © Advent Software, Inc. 2006 All rights reserved. 5

Transition to Term Licensing ($M)

2007 Annual Bookings Guidance:

$54-$59M



Quarterly Term Contract Bookings
$20
$15
$10
$5
$0
$4.5
$1.4
$6.4
$4.0
$4.9
$7.5
$7.9
$12.9
$10.6
$17.5
$9.8
$17.0
Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07



Quarterly Term Revenue
$15
$10
$5
$0
$1.1
$1.5
$1.8
$2.1
$2.5
$3.9
$6.1
$6.5
$7.0
$10.1
Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07

6

© Advent Software, Inc. 2006 All rights reserved.

Revenue Performance ($M) In Q2’07 11% of total revenue coming from Europe, 11% from MicroEdge In Q2’07 $1.5M of Perpetual licenses fees from assets under administration (AUA) Q2’06 Q2’07 Growth Term Fees $3.9 $10.1 159% Perpetual Maintenance $20.2 $21.3 5% Other Recurring $10.1 $10.6 6% Term License, Maintenance & Other Recurring $34.2 $42.0 23% Perpetual License Fees $6.1 $5.7 (6%) Professional Services & Other $4.1 $4.7 13% Total Revenue $44.4 $52.4 18% © Advent Software, Inc. 2006 All rights reserved. 7

Deferred Revenue & Operating Cash Flow $M $M $74 $73 $85 $91 $96 $50 $60 $70 $80 $90 $100 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Deferred Revenue $12 $10 $15 $14 $12 $0 $5 $10 $15 $20 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Operating Cash Flow © Advent Software, Inc. 2006 All rights reserved. 8

P&L Highlights ($M) Q2’06 Q2’07 Growth Total Revenue $44.4 $52.4 18% Gross Profit $30.4 $36.4 20% Gross Margin % 68% 69% 1 pt Income from Operations (GAAP) $0.5 $3.0 512% Operating Margin (GAAP) 1% 6% 5 pts Included in above: $3.5 $3.6 3% $1.3 $0.8 (39%) Subtotal $4.8 $4.4 (8%) Percentage of Revenue 11% 8% Amortization Stock Compensation Expense © Advent Software, Inc. 2006 All rights reserved. 9

Term License Revenue & Expense Deferral ($M) Deferral is required because no revenue can be recognized until implementation services sold with term licenses are substantially complete. Implementation services and direct incremental expenses (labor, travel expenses and sales commissions) are deferred and spread over the life of a term contract, typically 3 years. FY05 Q1'06 Q2'06 Q3'06 Q4'06 FY06 Q1’07 Q2’07 FY07 YTD Term ($0.1) ($0.5) ($0.8) ($0.5) ($0.7) ($2.5) ($1.2) $0.8 ($0.4) Professional Services ($1.0) ($1.4) ($1.9) ($0.9) ($1.5) ($5.7) ($2.1) ($2.1) ($4.2) © Advent Software, Inc. 2006 All rights reserved. 10Total Revenue ($1.1) ($1.8) ($2.7) ($1.4) ($2.2) ($8.2) ($3.3) ($1.4) ($4.7) Cost of Services $0.4 $0.5 $0.8 $0.4 $0.6 $2.3 $0.8 $0.9 $1.7 Gross Margin Impact ($0.7) ($1.3) ($1.9) ($1.0) ($1.6) ($5.9) ($2.5) ($0.5) ($3.0) Sales & Marketing $0.0 $0.0 $0.1 $0.0 $0.1 $0.2 $0.1 $0.0 $0.1 Operating Margin Impact ($0.7) ($1.3) ($1.9) ($1.0) ($1.5) ($5.7) ($2.4) ($0.5) ($2.9) Operating Margin Impact (points) (0%) (3%) (4%) (2%) (3%) (3%) (5%) (1%) (3%)

2007 Guidance ($M) $54-$57 Cash Flow from Operations $54-$59 Term License Contract Value (Bookings) $18.0 $4.6 $202-$205 $51-$52 Total Expense (including Amortization & Stock Compensation Expense) $206-$211 $52-$54 Revenue Q3’07 FY07 Amortization & Stock Compensation © Advent Software, Inc. 2006 All rights reserved. 11